UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California, 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 17, 2011, CyDex Pharmaceuticals, Inc. (“CyDex”), a wholly owned subsidiary of Ligand Pharmaceuticals Incorporated (“Ligand” or the “Company”), entered into a commercial supply agreement (the “Supply Agreement”) to provide Captisol® to Merck, Sharp & Dohme Corporation (“Merck”), effective as of June 13, 2011. Under the Supply Agreement, CyDex exclusively licensed intellectual property rights related to Captisol to commercialize the licensed product worldwide and non-exclusively licensed such intellectual property rights and data related to Captisol to engage in activities related to regulatory approval for the licensed product worldwide. The companies also agreed to mutual exclusivity terms.

In consideration for the associated data package and intellectual property rights, Merck agreed to make milestones payments associated with specified regulatory events related to the licensed product. Merck also will pay CyDex a supply price but will not pay a royalty on net sales of the licensed product.

The Agreement will continue in effect until December 31, 2015, unless extended or earlier terminated. The term may be extended one time, in Merck’s sole discretion, for an additional period of five years, expiring on December 31, 2020, by Merck providing written notice to CyDex on or before December 31, 2014. The Agreement may be terminated by CyDex for the uncured material breach of Merck. Merck may terminate the Agreement at any time on prior notice.

The foregoing summary of the material terms of the Supply Agreement does not purport to be complete and is qualified in its entirety by reference to the Supply Agreement, a copy of which the Company intends to file with its Quarterly Report on Form 10-Q for the quarter ending June 30, 2011.

Item 7.01 Regulation FD Disclosure.

On June 20, 2011, Ligand issued a press release announcing the entry by CyDex into the Supply Agreement. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Note: Information in this Current Report on Form 8-K furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated June 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: June 20, 2011	By: Name: Title:	/s/ Charles S. Berkman Charles S. Berkman Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 20, 2011.